Morgan Stanley
U.S. Government Money Market Trust

Summary Prospectus | May 31, 2017

Share Class and Ticker Symbols
R Class	S Class
DWGXX	DGEXX

Before you invest, you may want to review the Fund's statutory prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund's Prospectus and SAI, both dated May 31, 2017 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Morgan Stanley U.S. Government Money Market Trust (the "Fund") is a money market fund that seeks to provide security of principal, high current income and liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The Fund offers two Classes of shares: the R Class and the S Class. Each Class has the same fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	R Class	S Class
Advisory Fee[1]	0.38%	0.38%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[2]	0.58%	0.58%
Fee Waivers and/or Expense Reimbursements[2]	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.46%	0.46%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Class	$ 47	$ 174	$ 312	$ 714
S Class	$ 47	$ 174	$ 312	$ 714

1 For the fiscal year ended January 31, 2017, the contractual Advisory Fee for the Fund was 0.38%. The Fund's contractual Advisory Fee includes breakpoints. Please refer to the section of the Prospectus entitled "Fund Details—Fund Management" for further information about the Advisory Fee breakpoints.

2 The Fund's "Distributor," Morgan Stanley Distribution, Inc., and its "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Fund has adopted a policy to invest exclusively in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities in

Morgan Stanley Prospectus | Fund Summary
U.S. Government Money Market Trust (Con't)

order to qualify as a "government money market fund" under federal regulations. A "government money market fund" is a money market fund that invests at least 99.5% of its total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or repurchase agreements that are collateralized fully by the foregoing. A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee" and/or a "redemption gate" that temporarily restricts redemptions. In selecting investments, the Adviser seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies or instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies or instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. The Fund may also purchase securities issued by agencies or instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies or instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies or instrumentalities is the Federal Farm Credit System. The Fund may also invest in repurchase agreements.

Principal Risks

There is no assurance that the Fund will achieve its investment objective.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The principal risks of investing in the Fund include:

●

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

●

Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund's right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's R Class shares performance from year-to-year and by showing the Fund's R Class shares average annual returns for the one, five and 10 year periods. The performance of the S Class shares will not differ because they have the same ongoing fees. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

The year-to-date total return as of March 31, 2017 was 0.03%.

High Quarter	3/31/2007	1.15%
Low Quarter	3/31/2013	0.00%

Average Annual Total Returns For Periods Ended December 31, 2016

	Past 1 Year	Past 5 Years	Past 10 Years
R Class	0.01%	0.01%	0.64%
S Class[1]	N/A	N/A	N/A

(1)	S Class of the Fund had not completed a full year of operation as of December 31, 2016 and therefore does not have annualized returns information to report.

For the Fund's most recent 7-day annualized yield, you may call toll-free (800) 548-7786.

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Morgan Stanley Prospectus | Fund Summary
U.S. Government Money Market Trust (Con't)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Purchase and Sale of Fund Shares

The minimum initial investment is generally $1,000 for shares of the Fund and the minimum subsequent investment is generally $50. The minimum investment requirement may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—How to Buy Shares—Minimum Investment Amounts."

You can purchase or sell Fund shares on any day the New York Stock Exchange ("NYSE") is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker, dealer  or other financial intermediary that has entered into a selling agreement with the Fund's Distributor (each, a "Financial Intermediary"). In addition, you can sell Fund shares at any time through the check-writing option (with respect to R Class shares only) or by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How to Buy Shares" and "—How to Sell Shares."

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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© 2017 Morgan Stanley.	DWGSUMPRO 5/17